Exhibit 24.1

                                POWER OF ATTORNEY

      Each person whose signature appears below constitutes and appoints Kenneth
E. Millard and Jeffrey L. Herrmann, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments to the Registration Statement on Form S-3 and any amendments thereto (including post-effective amendments) registering the issuance from time to time pursuant to Rule 415 of securities of Telular Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, state securities law administrators, other governmental authorities, the Nasdaq Stock Market, and stock exchanges, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of May, 2003

         Signature                                   Title
         ---------                                   -----

/s/  Kenneth E. Millard              Chairman and Chief Executive Officer
-----------------------------
     Kenneth E. Millard

/s/  Daniel D. Giacopelli            Chief Technology Officer, EVP and Director
-----------------------------
     Daniel D. Giacopelli

/s/  Jeffrey L. Herrmann             Chief Operating Officer, Chief Financial
-----------------------------          Officer, EVP and Secretary
     Jeffrey L. Herrmann

/s/  Robert L. Zirk                  Chief Accounting Officer
-----------------------------
     Robert L. Zirk

/s/  John E. Berndt                  Director
-----------------------------
     John E. Berndt

/s/  Larry J. Ford                   Director
-----------------------------
     Larry J. Ford

/s/  Richard D. Haning               Director
-----------------------------
     Richard D. Haning

/s/  Mitchell H. Saranow             Director
-----------------------------
     Mitchell H. Saranow


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